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                            OHIO NATIONAL FUND, INC.


                      SUPPLEMENT DATED JUNE 18, 1999 TO THE
                          PROSPECTUS DATED MAY 1, 1999



This prospectus supplement describes the following changes to the May 1, 1999 prospectus:

         -> A proposed new sub-advisory agreement, management fee increase and investment policy changes for the Equity portfolio

         -> Changes in the portfolio managers for the Social Awareness and Core Growth portfolios


EQUITY PORTFOLIO

The Board of Directors has approved a sub-advisory agreement between the Adviser and Legg Mason Fund Adviser, Inc. (LMFA). LMFA is located at 100 Light Street, Baltimore, Maryland 21203. It was founded in 1982 to manage equity mutual funds and presently has in excess of $12 billion of assets under management. LMFA is wholly-owned by Legg Mason, Inc.

The sub-advisory agreement will not take effect until it is approved by the owners of a majority of the outstanding shares of the Equity portfolio voting in person or by proxy at a special meeting of shareholders to be held on or about August 2, 1999. Shareholders of record as of June 1, 1999 will be entitled to vote at that meeting. Proxy solicitation material will be distributed to all eligible shareholders.

The sub-advisory agreement provides for the Adviser to pay LMFA a sub-advisory fee at the annual rate of 0.45% of the first $500 million of the average daily net assets of the Equity portfolio and 0.40% of the average daily net assets of the portfolio in excess of $500 million.

The Board of Directors has also approved an increase in the investment advisory fee paid to the Adviser by the portfolio. If approved by the Equity portfolio's shareholders at the special meeting on or about August 2, 1999, the new investment advisory fee will be at the annual rate of 0.80% of the first $500 million of the average daily net assets of the Equity portfolio and 0.75% of the portfolio's average daily net assets in excess of $500 million.

Currently, the Equity portfolio pays the Adviser an investment advisory fee at the annual rate of 0.60% of the first $100 million, 0.50% of the next $150 million, 0.45% of


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the next $250 million, 0.40% of the next $500 million, 0.30% of the next $1 billion, and 0.25% of average daily net assets over $2 billion.

The Board of Directors has approved the following changes in the Equity portfolio's investment policies, provided that these changes are approved by the Equity portfolio's shareholders at the special meeting on or about August 2, 1999:

         -> The statement that "Current income is a secondary consideration although growth of income may accompany growth of capital" is deleted from the portfolio's investment objectives.

         -> The restriction that not more than 5% of the value of the total assets of the portfolio may be invested in the securities of any one issuer (except U.S. government securities) shall only apply as to 75% of the portfolio's total assets.

         -> The following investment restrictions are reclassified as non-fundamental policies that may be modified by the Board of Directors without shareholder approval:

                  -> The portfolio will not invest more than 10% of the value of its assets in securities or other investments, including repurchase agreements maturing in more than seven days, that are subject to legal or contractual restrictions upon resale or are otherwise not readily marketable.

                  -> The portfolio will not purchase or sell put or call options, except that the portfolio may, for hedging purposes, (a) write call options traded on a registered national securities exchange if the portfolio owns the underlying securities subject to such options, and purchase call options for the purpose of closing out positions in options it has written, (b) purchase put options on securities owned, and sell such options in order to close its positions in put options, (c) purchase and sell financial futures contracts and options thereon, and
                           (d) purchase and sell financial index options; provided, however, that no option or futures contract shall be purchased or sold if, as a result, more than one-third of the total assets of the portfolio would be hedged by options or futures contracts, and no more than 5% of the portfolio's total assets, at market value, may be used for premiums on open options and initial margin deposits on futures contracts.

                  -> The portfolio may invest up to 15% of its assets in securities of foreign issuers.

                  -> The portfolio will not sell securities short or purchase securities on margin except such short-term credits as are required to clear transactions.





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                  ->       The portfolio will not participate on a joint or
                           joint and several basis in any trading account in securities, or purchase securities for the purpose of exercising control or management.


SOCIAL AWARENESS PORTFOLIO

The portfolio manager of the Social Awareness portfolio is Stephen J. Komrska. He is an investment officer of ONLI and has managed equity securities for ONLI and the Adviser since 1997. For six years before that he was a fixed income analyst and high yield bond portfolio manager for Ohio Casualty Insurance Company. Mr. Komrska is a chartered financial analyst with a bachelor of business administration degree in finance and marketing from the University of Michigan.


CORE GROWTH PORTFOLIO

The portfolio manager of the Core Growth portfolio is Jeffrey A. Wrona. He is also the portfolio manager of the PBHG Growth II portfolio, co-manager of the PBHG Technology & Communications Fund and has managed other small and mid cap portfolios for PBA since 1997. Prior to that he was a senior portfolio manager at Munder Capital Management for seven years, and before that he was a securities analyst for Drexel Burnham Lambert and a design engineer for Ford Motor Company. Mr. Wrona is a chartered financial analyst. He has a bachelor's degree in engineering and a master of business administration from the University of Michigan.








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